SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
Dole evaluated subsequent events through March 22, 2022, the date that Dole’s consolidated financial statements were issued.
On January 7, 2022, Dole issued a voluntary recall of certain packaged salads processed at the Fresh Vegetables segment’s Springfield, Ohio and Soledad, California plants containing product harvested using a specific piece of equipment due to a possible contamination of that equipment by Listeria occurring in the natural environment. Operations were not suspended at these locations as a result of the recall. Total expected exceptional costs in fiscal year 2022 for this recall and the reduced plant operations in Bessemer City, North Carolina and Yuma, Arizona that continued after this recall are approximately $15.0 million. The actual impact of potential customer and legal claims and other related costs is uncertain and, thus, subject to change.
On January 7, 2022, Dole paid a cash dividend of $0.08 per share totaling $7.6 million to shareholders for the third quarter dividend declared on December 2, 2021.
The Company completed sales of 391 acres of land classified as actively marketed property during January, February and early March of 2022. The total proceeds from these sales was approximately $14.6 million.
On March 14, 2022, the Board of Directors of Dole plc declared a cash dividend for the fourth quarter of 2021 of $0.08 per share, payable on April 12, 2022, to shareholders of record on March 29, 2022.